UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 9, 2004


                             OREGON PACIFIC BANCORP
             (Exact Name of Registrant as specified in its charter)


        Oregon                                                   71-0918151
(State or other jurisdiction        (Commission                 (IRS Employer
        of Incorporation)            File Number)            Identification No.)

                                1355 Highway 101
                               Florence, OR 97439
                    (Address of principal executive offices)

                                 (541) 997-7121
               (Registrant's telephone number including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)



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Item 5 - Other Items.

  (a) On February 9, 2004, Oregon Pacific Banking Co., a wholly owned subsidiary of Oregon Pacific Bancorp (the "Company) issued a news release to announce the retirement of Gary Hoberg and Forrest Grigsby from the board of directors. Hoberg and Grigsby also served on the board of directors of the Company.

          The news release referred to herein is included in this Form 8-K as
          Exhibit 99.1

Item 12 - Results of Operations and Financial Condition.

          On February 9, 2004, Oregon Pacific Bancorp issued a press release announcing its financial jaresultssforjthe year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.2.








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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Oregon Pacific Bancorp

By: /s/ Joanne Forsberg

-----------------------------------------------------------
Joanne Forsberg
Secretary and Chief Financial Officer

Dated:  February 12, 2004

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EXHIBIT INDEX

99.1 News release dated February 9, 2004 announcing the retirement of board members.
99.2 Press release dated February 9, 2004 announcing December 31, 2003 earnings.